SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

                            [Amendment No. ______]

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the Appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

                              GeoResources, Inc.
              (Name of Registrant as Specified in its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other that the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:



TO OUR SHAREHOLDERS:

          You are cordially invited to attend our Annual Meeting of Shareholders to be held on Thursday, June 7, 2001, at 2:00 P.M. Central Daylight Savings Time, at the Airport International Inn, Highway 2 and 85 North, Williston, North Dakota. The other directors and officers join me in extending this invitation.

          The formal matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. In addition to the formal issues, a brief report of our operations will also be presented.

          It is very important that your shares are represented at the meeting. If you are unable to attend the meeting but have questions or comments about our operations, we would like to hear from you.

          The form of proxy is enclosed. To assure that your shares will be voted at the meeting, please complete and sign the enclosed postage paid proxy and return it promptly. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

                                       Sincerely,

                                       GEORESOURCES, INC.



                                       J.P. VICKERS
                                       President



                              GeoResources, Inc.
                   ________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on June 7, 2001
                   ________________________________________

TO OUR SHAREHOLDERS:

          The 2001 Annual Meeting (the "Meeting") of Shareholders of GeoResources, Inc. will be held at the Airport International Inn, Highway 2 and 85 North, Williston, North Dakota, on Thursday, June 7, 2001 at 2:00 P.M., Central Daylight Savings Time, for the following purposes:

          1.   To set the number of directors for the ensuing year;

          2.   To elect directors for the ensuing year; and

          3. To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

          Only shareholders of record at the close of business on April 19, 2001 are entitled to notice of, and to vote at, the annual shareholders' meeting.

          All shareholders are extended a cordial invitation to attend the Annual Meeting of Shareholders.

          By Order of the Board of Directors.




                                       CATHY KRUSE
                                       Corporate Secretary



Williston, North Dakota
April 19, 2001



                              GeoResources, Inc.
                        Annual Meeting of Shareholders
                                 June 7, 2001


                                PROXY STATEMENT

          The accompanying proxy is solicited by our Board of Directors for use at our Annual Meeting of Shareholders to be held at 2 p.m. on Thursday, June 7, 2001, at the Airport International Inn, Highway 2 and 85 North, Williston, North Dakota, and for the purposes set forth in the Notice of Annual Meeting of Shareholders and at any adjournments thereof.

          The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and solicitation material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us. Directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

          Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of revocation to our Secretary or by attending the meeting and voting in person. At any time before the vote on a proposal, you can change your vote either by giving our Secretary a written notice revoking your proxy or by signing, dating, and returning to us a new proxy. We will honor the proxy with the latest date. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted as instructed. Proxies which are signed but which lack any voting instructions will be voted in favor of the number and slate of directors proposed by the Board of Directors and will be deemed to grant discretionary authority to vote upon any other matters properly before the meeting.

          The mailing address of our principal executive office is P. O.
Box 1505, Williston, North Dakota 58802-1505.  It is planned that this
Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about May 1, 2001.

          Our Board of Directors has fixed April 19, 2001, as the record date for the determination of shareholders entitled to vote at the meeting. Persons who were not shareholders on such date will not be allowed to vote at the meeting.

          At the close of business on April 19, 2001, there were issued and outstanding 3,855,902 shares of our Common Stock, par value $0.01 per share, our only class of voting securities. A majority of the shares of Common Stock outstanding must be represented at the meeting in person or by proxy to constitute a quorum for the two proposals and for the transaction of any other business that is properly brought before the meeting. On matters other than the election of directors, holders of the Common Stock are entitled to one vote per share held as of the record date. With respect to the election of directors, each holder of Common Stock is entitled to cumulative voting rights, that is, to cast all of his votes (determined by multiplying the number of shares owned by the total number of other directors to be elected) for any one nominee or to distribute his votes among any two or more nominees. There are no conditions precedent to the exercise of cumulative voting rights. Discretionary authority to cumulate votes in the election of directors is solicited in this proxy statement.


                   PROPOSAL NUMBER 1 - NUMBER OF DIRECTORS

          Our Articles of Incorporation provide that the number of directors shall not be less than three nor more than ten. In accordance with the Board's recommendations over the past several years, the Board recommends that the number of directors for the ensuing year be set at five and that five directors be elected. This proposal does not involve a change in the Articles of Incorporation or Bylaws. Each proxy will be voted for or against such number or not voted at all as directed in the proxy. An affirmative vote by a majority of the shares represented in person or by proxy at the meeting is necessary to adopt Proposal Number 1 setting the number of directors for the ensuing year.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO SET THE NUMBER OF DIRECTORS AT FIVE.


                   PROPOSAL NUMBER 2 - ELECTION OF DIRECTORS

          In the election of directors, each proxy will be voted for each of the nominees listed in the table below (with discretionary authority to cumulate votes) unless the proxy withholds authority to vote for one or more of the nominees. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be duly elected and shall qualify.

          If, prior to the meeting, it should become known to the Board of Directors that any one of the nominees named below will be unable to serve as a director after the meeting, the proxy will be voted for substitute nominee(s) selected by the Board of Directors. The Board has no reason to believe that any of the nominees will be unable to serve. In the election of directors, the number of nominees equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors.

          The following table provides certain information with respect to our nominees for directors.

                                  Current Position(s)
                                  With the Company and
                                  Business Experience             Director
Name of Nominee          Age      During Past Five Years            Since

H. Dennis Hoffelt        60       Director; President and            1967;
                                  Chief Operations Officer          except
                                  of Triangle Electric, Inc.,     for 1986
                                  Williston, North Dakota,
                                  an electrical contracting
                                  firm from 1975 to 1997.

Jeffrey P. Vickers       48       President and Director              1982
                                  since January 1983 and
                                  June 1982, respectively.

Cathy Kruse              46       Secretary since October 1981;       1996
                                  Treasurer, October 1981 to
                                  May 1985 and June 1990 to
                                  June 2000.  Director since
                                  June 1996.  Office Manager
                                  since May 1981.

Paul A. Krile            73       Director; President and             1997
                                  owner of Ranco Fertiservice,
                                  a manufacturer of dry fertilizer
                                  handling equipment, for over
                                  five years.

Duane Ashley             53       Director; Senior Salesman           1999
                                  for Weatherford Enterra, Inc.
                                  since September 2000 and for
                                  over five years prior to
                                  January 1999.  Senior Salesman
                                  for GRACO Fishing and Rental
                                  Tools, Inc. from January 1999
                                  to September 2000.

          Cathy Kruse is the sister-in-law of Jeffrey P. Vickers. No other family relationship exists between or among any of the officers or nominees. There are no arrangements or understandings between any of the directors or nominees and any other person pursuant to which any person was or is to be elected as a director or nominee.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.


Board and Committee Meetings

          The Board of Directors met five times during the fiscal year ended December 31, 2000, and each director attended all of those meetings.

          The Audit Committee was created on May 19, 1998, and is primarily responsible for the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. The Audit Committee held three meetings in 2000.


Audit Committee Report

          The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of our financial management, independent auditors and financial reporting procedures. The Audit Committee's Charter, which was adopted in 2000, is attached to this proxy statement as Exhibit A. Our management is responsible for preparing our financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by our management and the independent auditors. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

          The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not financial experts in the fields of accounting or auditing, including auditor independence. The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and
regulations.   Furthermore, the Audit Committee's considerations and
discussions referred to above do not assure that the audit of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the our auditors are in fact "independent".

          The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee and the independent auditors have discussed the auditors' independence from the company and its management, including the matters in those written disclosures. Additionally, the Audit Committee considered the fees and costs billed and expected to be billed by the independent auditors for our audit services. The Audit Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditors are compatible with maintaining auditor independence.

          The Audit Committee has discussed with the independent auditors, with and without management present, their evaluations of our internal accounting controls and the overall quality of our financial reporting.

          In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved the selection of Richey, May & Co., P.C. as our independent auditors for 2001.

                                       The Audit Committee

                                       Duane Ashley
                                       Dennis Hoffelt
                                       Paul Krile


Executive Compensation

          The following table presents the aggregate compensation earned by our Chief Executive Officer for each of the past three years. We do not have an employment contract with any of our executive officers. None of our employees earned total annual salary and bonus in excess of $100,000. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year covered by any table, other than what is set forth in the following table.


                          Summary Compensation Table

                                            Long Term Compensation
                  Annual Compensation           Awards         Payouts
                                                                          All
                                Other   Restricted  Securities           Other
Name and                        Annual    Stock     Underlying  LTIP    Compen-
Principal        Salary  Bonus  Compen-  Award(s)    Options   Payouts  sation
Position   Year    ($)    ($)   sation     ($)       SARs(#)     ($)      ($)

Jeffrey    2000  $84,978  -0-     -0-      N/A        -0-        N/A    $6,091
P.         1999  $76,307  -0-     -0-      N/A        -0-        N/A    $8,722
Vickers,   1998  $82,596  -0-     -0-      N/A        -0-        N/A    $4,130
CEO

          In the preceding table, the column titled "All Other
Compensation" is comprised entirely of profit sharing amounts and the 401(k) matching funds discussed below.

          If we achieve net income in a fiscal year, our Board of Directors may determine to contribute an amount based on our profits to the Employees' Profit Sharing Plan and Trust (the "Profit Sharing Plan"). An eligible employee may be allocated from 0% to 15% of his other compensation depending upon the total contribution to the Profit Sharing Plan. A total of 20% of the amount allocated to an individual vests after three years of service, 40% after four years, 60% after five years, 80% after six years and 100% after seven or more years. On retirement, an employee is eligible to receive the vested amount. On death, 100% of the amount allocated to an individual is payable to the employee's beneficiary. We made total contributions to the Profit Sharing Plan, matching and discretionary, for the years ended December 31, 2000, 1999 and 1998 of $36,474, $37,312, and
$19,883, respectively. As of December 31, 2000, vested amounts in the Profit Sharing Plan for all officers as a group was approximately $541,000.

          Effective July 1, 1997, we executed an Adoption Agreement Nonstandardized Code 401(k) Profit Sharing Plan that incorporated a 401(k) Plan into the existing Profit Sharing Plan. Eligible employees are allowed to defer up to 15% of their compensation and we match up to 5%.


          Aggregated Option/SAR Exercises in last Fiscal Year (2000)
               and FY-End Option/SAR Values (December 31, 2000)

                                                              Value of
                                             Number of        Unexercised
                                             Unexercised      In-the-Money
                                             Options/SARs     Options/SARs
                 Shares                      at FY-End(#)     at FY-End($)
               Acquired on      Value        Exercisable/     Exercisable/
Name           Exercise(#)    Realized($)    Unexercisable    Unexercisable

Jeffrey P.
Vickers, CEO       -0-           -0-           106,000/0        $11,900/0

          At our 1993 Annual Meeting of Shareholders, a 1993 Employees' Incentive Stock Option Plan (the "Plan") was approved by shareholders. The purpose of the Plan is to enable us to attract persons of training, experience and ability to continue as employees and to furnish additional incentive to them, upon whose initiative and efforts the successful conduct and development of our business largely depends, by encouraging them to become owners of our Common Stock.

          The term of the Plan expires on February 17, 2003. If within the duration of an option, there is a corporate merger consolidation, acquisition of assets or other reorganization and if this transaction affects the optioned stock, the optionee will thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to the transaction and the optionee had been a stockholder with respect to such shares.

          Our Board of Directors administers the Plan. The exercise price of the Common Stock offered to eligible participants under the Plan by grant of an option to purchase Common Stock may not be less than the fair market value of the Common Stock at the date of grant; provided, however, that the exercise price will not be less than 110% of the fair market value of the Common Stock on the date of grant in the event an optionee owns 10% or more of the Common Stock. A total of 300,000 shares have been reserved for issuance pursuant to options to be granted under the Plan. Of the 300,000 reserved shares, options are issued for 248,000 shares pursuant to the Plan.


Directors' Compensation

          Our executive officers, who are also directors, receive no additional compensation for attendance at Board meetings. Directors, other than Jeffrey P. Vickers and Cathy Kruse, were paid $200 per month for Board service in 2000.


Securities Ownership of Certain Beneficial Owners and Management

          The following table sets forth the number of shares of our Common Stock beneficially owned by each of our officers and directors and by all directors and officers as a group, as of April 19, 2001. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


                  Name and                  Amount and
Class of          Address of                Nature of                Percent
Securities        Beneficial Owner          Beneficial Ownership     of Class

Common Stock,     Jeffrey P. Vickers,       366,934-Direct and         9.5%
$.01 par value    1814 14th Ave. W.                 Indirect(a)
                  Williston, ND  58801
                  President and Director

Common Stock,     Paul A. Krile,            252,000-Direct(b)          6.5%
$.01 par value    P. O. Box 329
                  Sioux Rapids, IA  50585
                  Director

Common Stock,     Cathy Kruse,               18,700-Direct(d)          (c)
$.01 par value    723 14th St. W.
                  Williston, ND  58801
                  Secretary and Director

Common Stock,     Thomas F. Neubauer,        25,500-Direct(e)          (c)
$.01 par value    910 Park Place
                  Williston, ND  58801
                  Vice President,
                  Leonardite Operations

Common Stock,     H. Dennis Hoffelt,         41,000-Direct and         1.1%
$.01 par value    9421 East Desert Lake             Indirect(f)
                  Sun Lakes, AZ  85248
                  Director

Common Stock,     Connie R. Hval,            14,500-Direct(g)          (c)
$.01 par value    7400 3rd Ave. E.
                  Williston, ND  58801
                  Treasurer

Common Stock,     Jeffrey B. Jennings,       16,500-Direct(h)          (c)
$.01 par value    1410 1st Ave. W.
                  Williston, ND  58801
                  Vice President,
                  Land and Finance

Common Stock,     Duane Ashley,                   0-Direct and         (c)
$.01 par value    910 W. 15th St.                   Indirect
                  Williston, ND  58801
                  Director

Common Stock,     Officers and              735,134-Direct and        19.1%
$.01 par value    Directors as                      Indirect
                  a Group-                          (a)(b)(c)(d)
                  (eight persons)                   (e)(f)(g)(h)
_____________________________
(a) Includes 139,634 shares owned directly by Mr. Vickers, 2,500 in a self-directed individual retirement account, 72,000 shares held jointly with his wife, Nancy J. Vickers, 25,500 shares held directly by his wife, 1,300 shares in his wife's self-directed individual retirement account, and an aggregate 20,000 shares held by him as custodian for his two minor children. Also included are 106,000 shares that may be purchased by Mr. Vickers under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(b)  Mr. Krile has sole voting and investment powers over these shares.

(c)  Less than 1%.

(d) Included are 14,500 shares which may be purchased by Ms. Kruse under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(e) Included are 14,500 shares which may be purchased by Mr. Neubauer under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(f) Mr. Hoffelt has sole voting and investment power over 11,500 of shares and has shared voting and investment powers over the remaining 29,500 shares.

(g) Included are 14,500 shares which may be purchased by Ms. Hval under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(h) Included are 14,500 shares which may be purchased by Mr. Jennings under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

          The following table sets forth information concerning persons known to us to be the beneficial owners of more than 5% of our outstanding Common Stock.


                                            Amount of
Class of           Name and                 Shares and Nature of     Percent
Securities         Address of Person        Beneficial Ownership     of Class

Common Stock,      Jeffrey P. Vickers       366,934-Direct and         9.5%
$.01 par value     1814 14th Ave. W.                Indirect(b)
                   Williston, ND  58801

Common Stock,      Joseph V. Montalban      356,000-Direct(a)          9.2%
$.01 par value     Montalban Oil & Gas
                   Operations, Inc.
                   Box 200
                   Cut Bank, MT  59247

Common Stock,      Paul A. Krile            252,000-Direct(c)          6.5%
$.01 par value     P. O. Box 329
                   Sioux Rapids, IA  50585
_____________________________
(a)  See footnote (a) of the immediately preceding table

(b) This information was obtained from our transfer agent, Wells Fargo Bank Minnesota, N.A., on March 12, 2001 and the Depository Trust Company's non-objecting beneficial owners' list dated March 30, 2001.

(c)  See footnote (b) of the immediately preceding table.

          Based solely on a review of SEC Forms 3, 4 and 5 filed by our executive officers and directors, we are not aware of any executive officer, director or holder of greater than 10% of the Common Stock who has failed to file the required SEC Forms 3, 4 or 5 on a timely basis for 2000.


Selection of Independent Public Accountants

          Our independent public accounting firm is Richey, May & Co., P. C., ("Richey"), of Englewood, Colorado. Richey audited our accounts for the 1999 and 2000 fiscal years. Richey is expected to be our independent auditor for 2001


Audit Fees

          Fees billed with respect to the audit of the 2000 financial statements and interim reviews of quarterly financial statements for 2000 were $23,800. There were no other fees paid to Richey during 2000.


Shareholder Proposals

          Any appropriate proposal submitted by a shareholder and intended to be presented at the 2002 Annual Meeting of Shareholders must be received by us by January 22, 2002, to be included in our proxy statement and related proxy for such annual meeting.


Other Business

          We know of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointed proxies will vote the proxies in accordance with their best judgment.


Annual Report to Shareholders

          A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2000, accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy-soliciting material.


Availability of Report on Form 10-K

          We will provide at no charge a copy of our Annual Report on Form 10-K for the Year Ended December 31, 2000, as filed with the Securities And Exchange Commission, to any beneficial owner of shares entitled to vote at the meeting. Please address your request to the attention of the Secretary, GeoResources, Inc., P.O. Box 1505, Williston, North Dakota 58802-1505.

                                       By order of The Board of Directors

                                       GEORESOURCES, INC.



                                       CATHY KRUSE
                                       Corporate Secretary



Williston, North Dakota
Dated:  April 19, 2001



                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

GeoResources, Inc.                                               June 7, 2001

     The undersigned shareholder of GeoResources, Inc. acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Shareholders to be held on Thursday, June 7, 2001, at 2:00 p.m. local time in the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota and hereby appoints H. Dennis Hoffelt and J. P. Vickers, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Meeting and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

1.   To set the number of directors for the ensuing year at five (5):

     (   ) FOR          (   )AGAINST          (   )ABSTAIN

2.   Election of Directors
     (   ) FOR all nominees listed below (except as listed to the contrary below), with discretionary authority to cumulate votes unless a different distribution of votes is indicated by marking after the nominee's name.

     (   )  H. Dennis Hoffelt
     (   )  Jeffrey P. Vickers
     (   )  Duane Ashley
     (   )  Paul A. Krile
     (   )  Cathy Kruse

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name in the line spaces provided.

     (   ) WITHHOLD AUTHORITY to vote for all nominees listed  above.

___________________                              ____________________

___________________                              ____________________

___________________


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

YOU MAY VOTE IN FAVOR OF ALL THE ABOVE PROPOSALS WITHOUT CHECKING ANY OF THE ABOVE BOXES BY MERELY SIGNING, DATING AND RETURNING THIS PROXY, IF THIS PROXY IS PROPERLY EXECUTED AND ANY OF THE ABOVE BOXES ARE CHECKED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER.

Please sign, date and return this proxy immediately.


Date:______________________________2001   No. of Shares______________

Sign Here____________________________________________________________

_____________________________________________________________________
                        Signature(s) of Shareholder(s)
Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and fiduciaries should so indicate when signing.



                                  Exhibit A
                              GeoResources, Inc.
                           Audit Committee Charter

     The following sets forth the activities required of our Audit Committee.

Continuous Activities

     Provide an open avenue of communication and active dialogue between the independent auditors and the Board of Directors.

     Meet two times per year or more frequently as circumstances require.
     The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

     Instruct the independent auditor that the Board of Directors, as the stockholders' representative, is the auditor's client.

     Inform the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee.

     Assure the independence of the independent auditor and confirm in writing; require the independent auditors to provide written disclosure as to any relationships with the Company.

     Review with the independent auditor efforts to assure completeness of audit coverage, elimination of redundant efforts, and the effective use of audit resources.

     Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     Consider and review with the independent auditor:

        The adequacy of the Company's internal controls including computerized information system controls and security.

        Related findings and recommendations of the independent auditor together with management's responses.

     Consider and review with management and the independent auditor:

        Significant findings during the year, including the status of previous audit recommendations.

        Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

     Meet periodically with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

     Report periodically to the Board of Directors on significant results of the foregoing activities.

Continuous Activities Regarding Reporting Specific Policies

     Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

     Provide that financial management and the independent auditor discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

     Inquire as to the auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

     Inquire as to the auditor's views about whether management's choices of accounting principles are conservative, moderate or extreme from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

     Determine, as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

     Assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

     Inquire as to the auditor's views about how the Company's choices of accounting principles and disclosure practices may affect shareholders' and analysts' views and attitudes about the Company.

"When Necessary" Activities

     Monitor if the Company's activities have expanded to the point where an internal audit function should be implemented.

     Review and concur in the appointment, replacement, reassignment, or dismissal of a Director of Internal Audit.

     Review and approve requests for any management consulting engagements to be performed by the Company's independent auditors and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

     Review periodically with general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements, registration statements and other reporting requirements related to filings with the Securities and Exchange Commission.

     Conduct or authorize investigations into any matters with the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

Scheduled Activities

     Recommend the selection of the independent auditor for approval by the Board of Directors and election by shareholders, approve the compensation of the independent auditor, and review, recommend and approve the discharge of the independent auditor if appropriate.

     Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor.

     Review with management and the independent auditor the results of annual audits including:

        The independent auditor's audit of the Company's annual financial statements, accompanying footnotes and their report thereon.

        The independent auditor's audit of businesses acquired by the Company.

        Any significant changes required in the independent auditor's audit plans.

        Other matters related to the conduct of the audits which are to be communicated to the Audit Committee under generally accepted auditing standards.

     Review the results of the annual audit procedures of directors and officers' expense accounts and management perquisites with the independent auditors.

     Review annually with the independent auditors the results of monitoring compliance with the Company's code of conduct.

     Describe the Committee's composition and responsibilities, and how they were discharged in the Company's annual proxy statement.

     Arrange for the independent auditor to be available to the full Board of Directors at least annually to help provide a basis for the Board to recommend to shareholders the appointment of the auditor.

     Assure that the auditor's reasoning is described in accepting or questioning significant estimates made by management.

     Review and update the Audit Committee's Charter annually.